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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 14, 1995



                      St. Paul Bancorp, Inc.
___________________________________________________________________
       (Exact name of registrant as specified in its charter)


Delaware                      01-15580                 36-3504665
(State or other             (Commission              (IRS Employer
jurisdiction of              File Number)            Identification
incorporation)                                           No.)



6700 West North Avenue
Chicago, Illinois                                        60635
(Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code: (312) 622-5000


                                Not Applicable
         (Former name or former address, if changed since last report)




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Item 5.  Other Events

        St. Paul Bancorp, Inc. (the "Company") announced on March 14, 1995 that its annual meeting of stockholders will be held on Wednesday, May 3, 1995 at 10:00 a.m. at the Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181. The record date for the meeting will be March 17, 1995. In accordance with the Company's bylaws, stockholders who wish to present business at the annual meeting or to nominate directors are required to give notice to the Company and provide information specified in the bylaws no later than April 3, 1995.

        A copy of the press release dated March 14, 1995 is attached as an exhibit.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          ST. PAUL BANCORP, INC.
                                                          ---------------------
                                                          (Registrant)


                                                          /s/ Patrick J. Agnew
                                                          --------------------
                                                          Patrick J. Agnew
                                                          President




Attest:



 /s/ Clifford M. Sladnick
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date:  March 14, 1995





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